SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


Date of Report (earliest event reported)               August 10, 1999
                                                       ---------------


                      TECHNICAL ENVIRONMENT SOLUTIONS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Colorado                   0-23779                98-0149351
          --------                   -------                ----------
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)


                    25 Impler Strasse, Munich, 81371, Germany
                -------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code          11-49-89-72015100
                                                       -------------------------



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)







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Item. 2. ACQUISITION OR DISPOSITION OF ASSETS

     At a special meeting of its shareholders duly called and held on July 30, 1999, the shareholders of Environmental Technologies and Software Solutions, Inc., a Colorado corporation ("ENTECS"), approved (a) an agreement and plan of merger between Technical Environment Solutions, Inc., a Colorado corporation ("TES"), TES Acquisition Corp., a Colorado corporation and a wholly owned subsidiary of TES ("TES Acquisition"), and ENTECS, and (b) the merger of TES Acquisition with and into ENTECS whereby, among other things, ENTECS would become a wholly-owned subsidiary of TES and each outstanding share of ENTECS common stock, no par value per share, would be converted, without any action on the part of the shareholder, into the right to receive seven shares of TES common stock. Based upon the number of shares of ENTECS common stock outstanding immediately prior to the merger, the shareholders of ENTECS received an aggregate of approximately 11,467,974 shares of TES common stock upon consummation of the merger. As a result, ENTECS shareholders own approximately 68.7% of the TES common stock issued and outstanding after the merger. On August 10, 1999, the Articles of Merger by which the merger would be effected were filed with the Colorado Secretary of State to evidence the consummation of the merger.

Item. 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired.

         Financial statements relating to the merger will be filed by amendment to this form 8-K within 60 days of July 30, 1999.

(b)      Pro Forma Financial Information.

         The pro forma financial information will be filed by amendment to this form 8-K within 60 days of July 30, 1999.

(c)      Exhibits

Exhibit 2.1 Agreement and Plan of Merger dated June 22, 1999 by and among Environmental Technologies and Software Solutions, Inc., a Colorado corporation, Technical Environment Solutions, Inc., a Colorado corporation, and TES Acquisition Corp., a Colorado corporation and a wholly-owned subsidiary of Technical Environment Solutions, Inc. (filed with Registration Statement on Form S-4 on June 22, 1999 and incorporated herein by reference).




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        TECHNICAL ENVIRONMENT SOLUTIONS, INC.
                                                               (Registrant)


Date: August 20, 1998                   /s/  Gerd Behrens
      ---------------                   ----------------------------------------
                                                   (Signature)

                                        Gerd Behrens, President
                                        ----------------------------------------
                                             (Printed name and Title)


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                                INDEX TO EXHIBITS


Exhibit                 Description
-------                 -----------

Exhibit 2.1 Agreement and Plan of Merger dated June 22, 1999 by and among Environmental Technologies and Software Solutions, Inc., a Colorado corporation, Technical Environment Solutions, Inc., a Colorado corporation, and TES Acquisition Corp., a Colorado corporation and a wholly-owned subsidiary of Technical Environment Solutions, Inc. (filed with Registration Statement on Form S-4 on June 22, 1999 and incorporated herein by reference).



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